SCHEDULE 14A INFORMATION

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> May 06, 2020 . Meeting Information DUCOMMUN INCORPORATED Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 09, 2020 B Date: May 06, 2020 Time: 9:00 <mtgtime> AM PDT A Location: Courtyard Marriott Santa Ana R 8 MacArthur Place C Santa Ana, CA 92707 O D E You are receiving this communication because you hold DUCOMMUN INCORPORATED shares in the above named company. 200 SANDPOINTE AVENUE, #700 SANTA ANA, CA 92707 ATTN: RAJIV TATA This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are 15 12 1 available to you on the Internet. You may view the proxy Investor Address Line 2 Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a 18 Investor Address Line 4 paper copy (see reverse side). 1 . . 0 Investor Address Line 5 2 . R1 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1 ANY CITY, ON A1A 1A1 _ See the reverse side of this notice to obtain proxy materials and voting instructions. 0000442425 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

* We intend to hold our annual meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have due to the coronavirus or COVID-19 and as a result, and to protect the well-being of attendees, we are reserving the right to adjourn, postpone or change the means of convening the meeting, including solely by means of remote communication. If we take such steps, we will announce the decision to do so in advance, and details on how to participate will be available at http:investors.ducommun.com and filed with the Securities and Exchange Commission as additional proxy material.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods . Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends a vote FOR the nominees listed:

1. Election of Directors

Nominees

01) Richard A. Baldridge   02) Stephen G. Oswald

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

2. Advisory resolution on executive compensation.

3. Approval of the Company's 2020 Stock Incentive Plan.

4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345. RI.O.I.18 0000442425_2 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #